UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2012

Motricity, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34781	20-1059798
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)
601 108th Avenue Northeast
Suite 900
Bellevue, WA 98004

(Address of Principal Executive Offices, including Zip Code)
(425) 957-6200
(Registrant’s Telephone Number, including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Motricity, Inc. (the “Company”) is filing this Amendment No. 1 (the "Amendment") to our Current Report on Form 8-K that was originally filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 23, 2012 (the “Original 8-K”) in order to re-file Exhibit 10.1 in response to comments we received from the SEC on a confidential treatment request we made for certain portions of such Exhibit 10.1 in the Original 8-K and to disclose the payout percentages based on EBITDA, revenue, and discretion under the 2012 Corporate Incentive Plan.
No other modifications or changes have been made to the Original 8-K or Exhibit 10.1. This Amendment restates the Original 8-K in its entirety.

Item 5.02. Compensatory Arrangements of Certain Officers.
On May 17, 2012, the compensation committee of Motricity, Inc.’s (the “Company”) board of directors (the “Committee”) approved the Company’s Corporate Incentive Plan for 2012 (the “2012 CIP”). The 2012 CIP is intended to aid in the retention of highly qualified employees by providing eligible employees with additional compensation for their contributions to the achievement of the Company’s financial objectives. In order to be eligible to participate in the 2012 CIP and receive a bonus award, a participant must be a full-time active employee and working in a bonus eligible position and must be actively employed and in good standing on the actual bonus pay date in order to receive a payout. The Committee set target bonuses that are structured by position or job level as a percentage of an eligible employee’s annual base salary. For all named executive officers and other eligible employees, the 2012 CIP provides that 30% of the target bonus is tied to the achievement of our EBITDA objectives and 30% is tied to the achievement of our revenue objectives and, if the minimum EBITDA and revenue objectives are met, 40% is discretionary as determined by the Committee and our chief executive officer and chief financial officer, provided that discretionary payouts for our chief executive officer and chief financial officer are determined by the Committee. Furthermore, payouts based on the achievement of EBITDA and revenue objectives cannot exceed 150% of the portion of the target bonus tied to such objective.
The foregoing description of the 2012 CIP does not purport to be complete and is qualified in its entirety by the 2012 CIP filed as Exhibit 10.1 hereto, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description

10.1	2012 Corporate Incentive Plan, as amended*

*Confidential treatment has been requested for certain provisions of this Exhibit pursuant to Exchange Act Rule 24b-2. These provisions have been omitted from the filing and submitted separately to the Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTRICITY, INC. (Registrant)

June 21, 2012	By:	/s/ James R. Smith, Jr.
(Date)		James R. Smith, Jr. Interim Chief Executive Officer